Oppenheimer Holdings Inc. Fourth Quarter and Full Year Update – 2018

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 2, 2018 (the “2017 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of the 2017 10-K. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2017 10-K and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Business Overview Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 12/31/18) $243.3 million $958.2 million Listed NYSE Ticker: OPY Revenue for 4Q-18 Revenue for 2018 Shareholders’ Equity ($mm): $545.3 Market Cap ($mm): $336.7 Book Value per Share: $41.81 Tangible Book Value per Share: $28.78 Share Price: $25.55 2018 Revenue ($mm): $958.2 Employees: 2,976 # of Financial Advisors: 1,073 Europe Middle East Asia Beijing Shanghai Hong Kong Retail Branches in the US: 92 Client Assets under Administration ($bn): $80.1 ° London, UK ° Tel Aviv, Israel ° Hong Kong ° Geneva, Switzerland Assets Under Management ($bn): $26.7 ° St. Helier, Isle of Jersey ° Frankfurt, Germany 3

Summary Operating Results – 4Q-18 (Unaudited)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**12-31-18**	**12-31-17**	**% Change**
Commissions	$ 83,733	$ 88,416	(5.3)
Advisory fees	81,377	104,225	(21.9)
Investment banking	30,911	20,868	48.1
Bank deposit sweep income	31,849	23,847	33.6
Interest	13,798	12,152	13.5
Principal transactions, net	5,351	7,463	(28.3)
Other	(3,765)	8,002	*
Total Revenue	243,254	264,973	(8.2)
EXPENSES			
Compensation and related expenses	149,371	173,513	(13.9)
Non-Compensation related expenses	78,300	74,890	4.6
Total Expenses	227,671	248,403	(8.3)
Pre-tax Income	15,583	16,570	(6.0)
Net income	$ 8,261	$ 21,193	(61.0)
Basic net income per share	$ 0.62	$ 1.61	(61.5)%
Diluted net income per share	$ 0.59	$ 1.54	(61.7)%

Highlights

- ✓ Advisory fees lower due to significant incentive fees recognized in 4Q-17 partially offset by higher management fees in 4Q-18
- ✓ Investment banking results increased due to higher equity underwriting and M&A fees
- ✓ Increases in short-term interest rates continue to benefit bank deposit sweep income
- ✓ Other revenue decline primarily due to decreases in cash surrender value of company-owned life insurance during 4Q-18
- ✓ Principal transactions revenue lower due to recognized losses associated with tendering ARS in 3Q-18
- ✓ After-tax benefit of $9 million recorded in 4Q-17 as a result of enactment of the TCJA; no equivalent one-time benefit in 4Q-18

* Percentage not meaningful.

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Summary Operating Results – Full Year (Unaudited) ($000’s) For the 12-Months Ended Highlights REVENUE 12-31-18 12-31-17 % Change Commissions $ 329,668 $ 336,620 (2.1) Advisory fees 314,349 320,746 (2.0) V Advisory fees lower due to Investment banking 115,353 78,215 47.5 significant incentive fees recognized in 4Q-17 partially offset by higher Bank deposit sweep income 116,052 76,839 51.0 management fees in 2018 Interest 52,484 48,498 8.2 Investment banking results Principal transactions, net 14,461 23,273 (37.9) V increased due to higher equity Other 15,787 36,147 (56.3) underwriting and M&A fees Total Revenue 958,154 920,338 4.1 V Increases in short-term interest rates continue to benefit bank EXPENSES deposit sweep income Compensation and related expenses 607,192 602,138 0.8 V Other revenue decline primarily due Non-Compensation related expenses 306,109 298,464 2.6 to decreases in cash surrender value Total Expenses 913,301 900,602 1.4 of company-owned life insurance Pre-tax Income 44,853 19,736 127.3 during 2018 V Compensation and related expenses Net income $ 28,892 $ 22,816 26.6 as a percentage of revenue was 63.4% during the year ended 2018 Basic net income per share $ 2.18 $ 1.72 26.7% vs. 65.4% during the year ended 2017 Diluted net income per share $ 2.05 $ 1.67 22.8% 5

Fourth Quarter and Year End Financial Highlights (In $millions) Advisory Fees Investment Banking Revenue Interest and Fee Revenues $160 3.0% $321 $314 $140 $115 2.5% $78 $120 $104 2.0% $81 $100 $31 $21 $80 1.5% 4Q-17 4Q-18 2017 2018 4Q-17 4Q-18 2017 2018 $60 1.0% $40 Commission Revenue Principal Transactions Revenue 0.5% $20 $337 $330 $0 0.0% 2015 2016 2017 2018 Bank Deposit Sweep Income $88 $84 $23 Margin Interest $14 $7 $5 Fed Funds Target 4Q-17 4Q-18 2017 2018 4Q-17 4Q-18 2017 2018 6

Business Segments Our business is well diversified across a wide range of clients, services and industries Business Mix – 2018 Revenue ($962.3mm) (1) Private client services and asset WEALTH MANAGEMENT management solutions tailored to unique financial objectives Wealth Management $689.6 $272.7 72% 28% Capital Markets Investment banking services and CAPITAL MARKETS capital markets products for institutions and corporations Wealth Management Revenue ($mm) Capital Markets Revenue ($mm) 690 700 683 300 280 273 255 680 250 232 660 200 640 619 620 150 597 600 100 580 50 560 540 0 2015 2016 2017 2018 2015 2016 2017 2018 Note: Wealth Management includes both Private Client and Asset Management business segments. (1) Does not include $(4.1) million allocated to Corporate/Other. 7

Wealth Management

OPPENHEIMER

Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities

RETAIL SERVICES

- Full-Service Brokerage
- Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services
- Margin & Securities Lending

ADVISORY SERVICES

- Investment Policy Design & Implementation
- Asset Allocation & Portfolio Construction
- Research, Diligence & Manager Selection
- Portfolio Monitoring & Reporting

ALTERNATIVE INVESTMENTS

- Hedge Funds and Fund-of-Funds
- Private Equity
- Private Market Opportunity, recently launched to source investments across the private markets continuum

Financial Snapshot ($mm)	4Q-18	4Q-17	% Change	2018	2017	% Change
Revenue [1]	$167.6	$200.3	(16.3)	$689.6	$682.6	1.0
Pre-tax Income	$44.6	$50.6	(11.9)	$167.7	$155.5	7.8
Profit Margin	26.6%	25.3%	5.1	24.3%	22.8%	6.6
# of Financial Advisors	1,073	1,107				

(1) Incentive fees earned during the year ended December 31, 2018 totaled $851 thousand compared with $27.5 million for the year ended December 31, 2017.

Fees as a Percentage of Total Commissions and Fees



Millions
$600
$500
$400
$300
$200
$100
$0
2015
2016
2017
2018
100%
80%
60%
40%
20%
0%
Gross Retail Commissions
Advisory Fees - Asset Management
Fees % of Total Fees & Commissions

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Capital Markets A leading capital markets business providing sophisticated investment banking, research, and trading solutions INSTITUTIONAL EQUITIES INVESTMENT BANKING FIXED INCOME – Sales and Trading – Mergers & Acquisitions – Taxable Fixed Income – Equity Research – Equity Capital Markets – Non-Taxable Fixed Income • 32 senior research analysts covering – Debt Capital Markets – Public Finance 500+ companies – Restructuring & Special Situations – Corporate Access (Conferences & NDRs) (In $millions) (In $millions) 2018 Capital Markets Revenue Breakdown ($272.7mm) Institutional Equities Commissions Equity Underwriting Fees 2018 $96.2 2018 $50.4 Institutional Equities $26.8 $8.8 $126.0 2017 $95.0 2017 $27.0 46% Fixed Income $25.6 $6.4 $56.9 Advisory Fees from IBK Fixed Income Revenue 21% Investment Banking $17.6 6% $72.2 Public Finance & 2018 $42.8 2018 $74.5 27% Municipal Trading $16.4 $19.4 2017 $73.8 2017 $29.5 $19.7 $9.8 Investment Banking Focus Industries Note: Gray shading represents 4Q-18 and 4Q-17 values. Healthcare Technology Consumer Transportation & Finance & Real Energy & Retail Logistics Estate 9

Select 4Q-18 Investment Banking Transactions $255,000,000 $60,000,000 $60,000,000 $36,000,000 Transportation & Logistics Healthcare Technology Healthcare Mergers & Acquisitions Mergers & Acquisitions Convertible Debt Follow-on Exclusive Financial Advisor Exclusive Financial Advisor Sole Placement Agent Lead Bookrunner December 2018 December 2018 December 2018 November 2018 $35,000,000 $454,761,183 Undisclosed $243,765,120 Technology Financial Institutions and Real Estate Healthcare Energy Private Placement Follow-on Mergers & Acquisitions IPO Sole Placement Agent Co-Manager Exclusive Financial Advisor Joint Bookrunner November 2018 October 2018 October 2018 October 2018 10

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital As of December 31, 2018 ($ in thousands) ° Issued $200 million 5 year 6.75% Senior Secured Notes in June 2017 Total Assets: $2,240,314 ° Level 3 assets represent .97% of total assets ° During the year ended December 31, 2018, the Company Stockholders’ Equity: $545,322 realized liquidity on its auction rate securities (“ARS”) owned Long-Term Debt: $200,000 of $66.1 million through ARS issuer redemptions and tender offers Total Capitalization: $745,322 Historical Book & Tangible Book Value per Share ($) Debt to Equity Ratio: 36.7% $45 $40 $35 Gross Leverage Ratio (1) : 4.1x $30 $25 $20 Broker-Dealer Regulatory Capital ($ in thousands) $15 $10 $5 Regulatory Net Capital: $194,455 $0 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 Regulatory Excess Net Capital: $175,814 (1) Total Assets divided by Total Stockholders’ Equity. 11

Historical Financial Ratios Consolidated Adjusted EBITDA ($mm) Long-Term Debt to Consolidated Adjusted EBITDA (x) 80 72 10 70 8.0x 60 54 8 50 6 4.9x 40 31 3.7x 30 4 2.8x 19 20 2 10 0 0 2015 2016 2017 2018 2015 2016 2017 2018 Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 8% 7.5% 6 5.3x 5.8% 5 6% 3.9x 4 4% 3.3% 3 2.3x 2.1% 2 1.4x 2% 1 0% 0 2015 2016 2017 2018 2015 2016 2017 2018 12

For more information contact Investor Relations at info@opco.com